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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 9, 1994



                            TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



                  MARYLAND                              1-8520                          52-1145429
      (State or other jurisdiction of              (Commission File          (I.R.S. Employer incorporation or
               organization)                            Number)                     Identification No.)


                TERRA CENTRE
             600 FOURTH STREET
               P.O. BOX 6000
              SIOUX CITY, IOWA                        51102-6000
  (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code:  (712) 277-1340

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ITEM 5.        Other Events.

         On August 9, 1994, Terra Industries Inc. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TERRA INDUSTRIES INC.




                                By:     /s/ GEORGE H. VALENTINE
                                        ------------------------------------
                                        George H. Valentine
                                        Vice President, General Counsel
                                          and Corporate Secretary

Date:    August 10, 1994

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                                EXHIBIT INDEX



Exhibit No.         Description
- - -----------         -----------

   99.1             Press Release dated August 9, 1994